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                                                                    EXHIBIT 99.2
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[DIEBOLD LOGO]
     We won't rest.

                                                            NEWSrelease




Media contact:                                Investor contact:
Mike Jacobsen                                        John Kristoff
+1 330 490-3796                                      +1 330 490 5900
jacobsm1@diebold.com                                 kristoj@diebold.com


FOR IMMEDIATE RELEASE:
August 4, 2005


DIEBOLD BOARD AUTHORIZES ADDITIONAL TWO MILLION SHARE STOCK REPURCHASE

         NORTH CANTON, Ohio - The Board of Directors of Diebold, Incorporated (NYSE:DBD) today authorized the company to repurchase up to two million additional shares of its common stock in the open market. Diebold has approximately 400,000 shares remaining under its most recent 2 million share authorization from June 2004, and has repurchased approximately 1.4 million shares to date in 2005.

         The company plans to opportunistically repurchase shares as a means of returning cash to its shareholders.

         "We believe this new authorization represents a strong vote of confidence in our ability to continue generating superior results as we focus on improving the profitability and competitiveness of our business for the long-term," said Walden W. O'Dell, chairman and chief executive officer. "The prospects for the markets we serve remain healthy, and the strategic actions we are initiating today will position us well for future growth in the global marketplace."

         Diebold has 70,551,902 shares of common stock outstanding.

         Diebold, Incorporated is a global leader in providing integrated self-service delivery systems, security and services. Diebold employs more than 14,000 associates with representation in nearly 90 countries worldwide and is headquartered in North Canton, Ohio, USA. Diebold reported revenue of $2.4 billion in 2004 and is publicly traded on the New York Stock Exchange under the symbol `DBD.' For more information, visit the company's Web site at www.diebold.com.

                                     (more)

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PAGE 2/DIEBOLD BOARD AUTHORIZES TWO MILLION SHARE STOCK REPURCHASE

FORWARD-LOOKING STATEMENTS
--------------------------
         In this press release, statements that are not reported, financial results or other historical information are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give current expectations or forecasts of future events and are not guarantees of future performance. These forward-looking statements relate to, among other things, the company's future operating performance, the company's share of new and existing markets, the company's short- and long-term revenue and earnings growth rates and the company's implementation of cost-reduction initiatives. The use of the words "believes," "anticipates," "expects," "intends" and similar expressions is intended to identify forward-looking statements that have been made and may in the future be made by or on behalf of the company. Although the company believes that these forward-looking statements are based upon reasonable assumptions regarding, among other things, the economy, its knowledge of its business, and on key performance indicators that impact the company, these forward-looking statements involve risks, uncertainties and other factors that may cause actual results to differ materially from those expressed in or implied by the forward-looking statements. The company is not obligated to update forward-looking statements, whether as a result of new information, future events or otherwise.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Some of the risks, uncertainties and other factors that could cause actual results to differ materially from those expressed in or implied by the forward-looking statements include, but are not limited to:

- competitive pressures, including pricing pressures and technological developments;
- changes in the company's relationships with customers, suppliers, distributors and/or partners in its business ventures;
- changes in political, economic or other factors such as currency exchange rates, inflation rates, recessionary or expansive trends, taxes and regulations and laws affecting the worldwide business in each of the company's operations, including Brazil, where a significant portion of the company's revenue is derived;
- acceptance of the company's product and technology introductions in the marketplace;
-    unanticipated litigation, claims or assessments;
- the company's ability to reduce costs and expenses and improve internal operating efficiencies;
- variations in consumer demand for financial self-service technologies, products and services; o challenges raised about reliability and security of the company's election systems products, including the risk that such products will not be certified for use or will be decertified;
- changes in laws regarding the company's election systems products and services;
- potential security violations to the company's information technology systems; and
- the company's ability to achieve benefits from its cost-reduction initiatives and other strategic changes.

                                       ###


PR/3185